SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        August 27, 1999 (August 21, 1999)
                Date of report (Date of earliest event reported)


                          OMNIQUIP INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                    0-21461                 43-1721419
(State or other jurisdiction        (Commission File       (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)


          222 East Main Street
     Port Washington, Wisconsin                            53074
(Address of principal executive offices)                 (Zip code)



Registrant's telephone number, including area code:  (414) 268-8965



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Item 1.  Changes in Control

              OmniQuip International, Inc. (the "Company") has entered into an Agreement and Plan of Merger, dated as of August 21, 1999, by and among the Company, Textron Inc. ("Parent") and Telescope Acquisition Inc., a wholly-owned subsidiary of Parent ("Purchaser"), pursuant to which Purchaser has agreed to offer to purchase (the "Offer") all of the outstanding shares of common stock, par value $0.01 per share, and the associated preferred stock purchase rights issued pursuant to the Rights Agreement, dated as of August 21, 1998, as amended, by and between the Company and First Chicago Trust Company of New York, as Rights Agent, of the Company at a purchase price of $21.00 per share, net to the seller in cash, without interest thereon. The Offer commenced on August 27, 1999 and will expire, unless otherwise extended, at 12:00 midnight, New York City time, on September 24, 1999. The Merger Agreement provides, among other things, that following completion of the Offer, upon the terms and subject to the conditions set forth therein, and in accordance with the Delaware General Corporation Law, Purchaser will be merged with and into the Company, and the Company will become a wholly-owned subsidiary of Parent.

              The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the text thereof, which is filed as an exhibit hereto and incorporated herein by reference thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

     (i) Agreement and Plan of Merger, dated as of August 21, 1999, by and among OmniQuip International, Inc., Textron Inc. and Telescope Acquisition Inc. (incorporated herein by reference to Exhibit 1 of the Schedule 14D-9 filed by OmniQuip International, Inc. on August 27, 1999 (the "Schedule 14D-9")).

     (ii) Joint Press Release issued by OmniQuip International, Inc. and Textron Inc. on August 23, 1999 (incorporated herein by reference to Exhibit 3 of the Schedule 14D-9).





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


                                    SIGNATURE



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        OMNIQUIP INTERNATIONAL, INC.



Dated:  August 27, 1999                 By:/s/ P. Enoch Stiff
                                           -------------------------------------
                                           P. Enoch Stiff
                                           President and Chief Executive Officer









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


                               INDEX TO EXHIBITS


   Exhibit
     No.                                     Description
---------------     ------------------------------------------------------------

      2 Agreement and Plan of Merger, dated as of August 21, 1999, by and among OmniQuip International, Inc., Textron Inc. and Telescope Acquisition Inc. (incorporated herein by reference to Exhibit 1 of the Schedule 14D-9 filed by OmniQuip International, Inc. on August 27, 1999 (the "Schedule 14D-9")).

      99            Joint Press Release issued by OmniQuip  International,  Inc.
                    and Textron Inc. on August 23, 1999 (incorporated herein by reference to Exhibit 3 of the Schedule 14D-9).













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